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                                                                   Exhibit 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-34736) of Internet Capital Group, Inc. of our report dated April 29, 1999 relating to the financial statements of Syncra Systems, Inc.

                                  /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 30, 2001